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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                                         December 11, 1996
      Date of Report (Date of earliest event reported):  (August 15, 1996)
                                                         -----------------




                Toyota Auto Receivables 1996-A Grantor Trust
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





     California                    333-4336                  33-0732942
-------------------             ----------------           -------------------
  (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)             Identification No.)
   incorporation)




Toyota Motor Credit Receivables Corporation
        19001 South Western Avenue
           Torrance, California                                     90509
-------------------------------------------                    ---------------
  (Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code:     (310) 787-1310
                                                             -----------------



                        Exhibit Index is on Page 2

                                 Page 1 of 3

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Item 5.  Other Events
         ------------


     On August 15, September 20 and October 21, 1996, the principal and interest collected during the preceding calendar months, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of July 1, 1996 ("Agreement"), between Toyota Motor Credit Receivables Corporation, as "Seller", Toyota Motor Credit Corporation, as "Servicer", and Bankers Trust Company, as "Trustee", were distributed to the holders of certificates representing undivided fractional interests in the Toyota Auto Receivables 1996-A Grantor Trust (the "Certificateholders"). In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. Copies of the Servicer's Certificates are filed as Exhibit 20 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                   20 Servicer's Certificates for the months of July, August and September 1996.









































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                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                            TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST

                            BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  December 11, 1996   By:             /S/ ROBERT M. DOWE
       -----------------        ----------------------------------------------
                                               Robert M. Dowe
                                                 Controller
                                       (Principal Accounting Officer)
















































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